Exhibit 99.1

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priceline.com

Historical Performance

Total Gross Bookings - Yr/Yr Growth
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-16%
9%
12%
46%
2Q03
3Q03
4Q03
1Q04

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priceline.com

Historical Performance

Gross Profit Yr/Yr Growth and Margin
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
20.0%
19.0%
18.0%
17.0%
16.0%
-16% yr/yr
8% yr/yr
4% yr/yr
32% yr/yr
2Q03
3Q03
4Q03
1Q04
Gross Profit Yr/Yr Growth
Margin

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priceline.com

Priceline Airline Tickets

- Air Retail Choice

Name Your Own Price℠ Per Round-trip Ticket $ .00

priceline.com
Airfare

priceline.com
Airfare
Select Departure and Arrival Airports
Departure Airports
Arrival Airports
Name Your Own Price® and Save up to 40% on Your Trip*

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priceline.com

Product Metrics

Total Airline Tickets - Yr/Yr Growth
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
2Q03
3Q03
4Q03
1Q04
-44%
-32%
-18%
28%

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priceline.com

Priceline Hotels - Retail

Travelweb
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Check Your Request
Hotels
Great Deals For Your Trip
provided by lowestfare.com
Unfortunately, we could not find a hotel willing to accept your price. For an excellent hotel deal, check out available hotels below from our partner - Lowestfare.com
Las Vegas, Nevada
Check-in Date: Tue, Mar 21
Check-out Date: Tue, Mar 28
Hotel Name
Rating
$89 Flamingo Las Vegas
$99 Circus Circus
$109 Harrah's Las Vegas Casino
$119 Monte Carlo Resort and Casino
Choose

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priceline.com

Product Metrics

Total Hotel Room-Nights - Yr/Yr Growth
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
38%
43%
37%
35%
2Q03
3Q03
4Q03
1Q04

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priceline.com

Priceline Rental Cars

RentalCars.com
What's better than a low rate on a great car?
Thrifty.com
GO
The Most Rental Car Deals on the Web - Updated Daily!
priceline.com
RENTAL CARS
$17
PER DAY
Search for Great Deals on Rental Cars!
Featured Deals
More Great Deals
U.S. Cities and Airport Search
Company Deals

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My Trips
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Check Your Request
Rental Cars
First Time Users
Other Rental Car Options
provided by lowestfare.com
While we couldn't find a rental car company willing to accept your specific request, we did find the following great deals available from our partner Lowestfare.com. Choose an option below, or click here to continue with your priceline request.
Compact Car
$30.59 (per day)
Alamo
$32.63 (per day)
AVIS
$32.63 (per day)
Hertz
$32.63 (per day)
Budget
$32.63 (per day)
AVIS
$32.63 (per day)
Budget
Select This Car

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priceline.com

Product Metrics

Total Rental Car Days - Yr/Yr Growth
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
6%
60%
62%
83%
2Q03
3Q03
4Q03
1Q04

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priceline.com

Priceline Vacation Packages

priceline.com
About Your Package
Hotel Details
Renaissance San Francisco Parc 55 Hotel
San Francisco, California
Check-In: Fri, May 21
Check-Out: Fri, May 28
Nights: 7 Nights
Rooms: 1 Room
Air + Hotel + Car Price
$712/person
Airfare Details - This is a special discount airfare.
Departing Flight
Friday, May 21, 2004
Returning Flight
Friday, May 28, 2004
See More Discount Airfare Options
Choose Exact Flights and Times
Rental Car Options - This is a special discount rental car.
None
Economy
Mid-size
Full-size
Sport Utility

priceline.com
Choose Airfare for Your Package
Click here to return to previous page
lowestfare.com
$1,014
$1,053
$1,058
$1,058
$1,070
$1,070
1 Stop

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[GRAPHIC]

[LOGO]

Goldman Sachs 5th Annual

Internet Conference

May 27, 2004

CONFIDENTIAL INFORMATION • Property of priceline.com incorporated. All Rights Reserved.

Priceline.com would like to remind you that this presentation contains forward looking statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements.

Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward looking statements.  For a list of factors that could cause Priceline.com’s actual results to differ materially from those described in the forward-looking statements, please refer to the risk factors in Priceline.com’s most recent filings with the Securities and Exchange Commission.  Unless required by law, Priceline.com undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with priceline.com’s audited financial statements and the notes thereto filed with the Securities and Exchange Commission on Form 10-K and quarterly financial statements filed with the Securities and Exchange Commission on Form 10-Q.

Priceline.com

•        Leading online travel brand

•        Growing business and earnings driven by:

•        Growth of online travel market

•        Product expansion/diversification

•        Marketing

•        Efficient cost structure

•        Travelweb acquisition provides new product (disclosed merchant hotel) and distribution

Historical Performance

Total Gross Bookings - Yr/Yr Growth

[CHART]

Gross Profit Yr/Yr Growth and Margin

[CHART]

Products

•        Airline Tickets

•        Hotel Rooms

•        Rental Cars

•        Packages

•        Name-Your-Own-Price® discounted product with “opaque” trade-offs

•        Fixed-price, fully disclosed product (merchant and agency)

Priceline Airline Tickets

•        Priceline now offers product choice

•        Disclosed itineraries, carriers, etc.  No trade-offs

•        Name-Your-Own-Price® product with deeper discounts and trade-offs

•        Expanding into retail allows Priceline to address a larger market opportunity

•        As Air is typically the first transaction made for a trip, Priceline now has a greater opportunity to participate in a consumer’s entire trip purchase

•        Air Retail Choice

[GRAPHIC]	[GRAPHIC]

Product Metrics

Total Airline Tickets - Yr/Yr Growth

[CHART]

Priceline Hotels - Name-Your-Own-Price®

•        Significant discounts over Expedia, Hotels.com and Travelocity.  Our median customer savings are:

•        46% vs. Expedia

•        46% vs. Hotels.com

•        46% vs. Travelocity.com

•        Extensive, highest-quality inventory

•        Over 10,500 hotels representing every major US hotel company

•        True global presence (U.S., Europe, Asia, Canada, Mexico, Caribbean)

•        Stringent/consistent star rating system

•        Customer satisfaction

Priceline Hotels - Retail

•        Travelweb.com

•       Founded by Marriott, Hilton, Starwood, IHG, Hyatt and Pegasus

•       Over 11,000 participating properties in merchant program

•        Distribution

•       Owned URLs: priceline.com, lowestfare.com, travelweb.com

•       Partners: Orbitz, WorldChoice, Rewards Nework (iDine), Pleasant Hawaiian, Continental Airlines

•        Opportunity

•       Retail choice to supplement Priceline’s opaque hotel offering

•       Offer air, car and packages on Travelweb.com

[GRAPHIC]	[GRAPHIC]

Product Metrics

Total Hotel Room-Nights - Yr/Yr Growth

[CHART]

Priceline Rental Cars

•        Name-Your-Own-Price®

•        Top 5 Brands – Avis, Budget, Hertz, Alamo, National

•        Customers typically save at least 25%

•        Best price guarantee

•        Retail

•        Rentalcars.com and Breezenet.com retail rental car sites

•        New retail product

•        Retail choice for failed Name-Your-Own-Price® offers

•        Add-ons for products sold on Priceline, Lowestfare, Travelweb, etc.

[GRAPHIC]	[GRAPHIC]

Product Metrics

Total Rental Car Days - Yr/Yr Growth

[CHART]

* Includes RentalCars.com, acquired in 3Q03 and Breezenet.com, acquired in 4Q03.

Priceline Vacation Packages

•        Over 115 destinations and 2,200 hotels and resorts

•        Air + Hotel + Rental Car packages

•        Product driven by hotel selection, quality and pricing

•        NYOP and retail choice searches broadest available inventory to find best deal

[GRAPHIC]	[GRAPHIC]

Marketing

•        Brand strength and offline execution meet competitive challenges

•        2004 Campaign

•        Brand leverage

•        Consistent messaging

•        Savings and choice

•        Creative

[LOGO]	February 11, 2004 (circ. 10,844,269)

Insider Cheers & Jeers

“CHEERS to Priceline.com for beaming up Star Trek veterans William Shatner and Leonard Nimoy in a new, out-of-this-world commercial.  We just hope the ad’s premise that Nimoy is replacing Shatner as the company’s spokesman isn’t true.  Keeping Captain Kirk and Mr. Spock together is only logical.”

• 40+ newspaper articles to date

New York Times, LA Times, Seattle Times, USA Today, AP, Reuters, Ad Age, Ad Week, Business 2.0, Newsday…

• Over 50 TV pickups

NBC, ABC, CBS, Fox, CNN, CNBC, VHI, MTV, WSJ Network…

2004 Outlook

•        Favorable market conditions for travel generally and online channel shift

•        Momentum in new retail choice airline ticket product

•        Strong results in hotel and rental car

•        Increasing airline ticket demand and new retail choice product in packages brings accelerated growth

•        New retail choices for hotel (via Travelweb acquisition) and rental car in development

•        Extension of Shatner/Nimoy ad campaign for Air and Hotel

[LOGO]